Stewart Davis MD, COO Endoscopic and Minimally Invasive Surgical Devices September 2007

This presentation contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA),regarding product development efforts and other non- historical facts about our expectations, beliefs or intentions regarding our business, technologies and products, financial condition, strategies or prospects. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described in our filings with the Securities and Exchange Commission, as well as risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and treatments. In addition, forward-looking statements may also be adversely affected by general market factors, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new products and indications, manufacturing issues that may arise, patent positions and litigation, among other factors. We do not undertake any obligation to update forward- looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA. be subject to the safe-harbor provisions of the PSLRA.

Phillip Frost M.D. Former Chairman and CEO of IVAX; Chairman, CEO and President of Opko Health; The Frost Group Jane Hsiao Ph.D. Former Vice-Chairman of IVAX; Vice Chairman and CTO of Opko Health; The Frost Group Jeffrey G. Spragens Charles J. Filipi M.D. Multiple commercially successful medical devices Multiple commercially successful medical devices Multiple commercially successful medical devices Multiple commercially successful medical devices Multiple commercially successful medical devices Multiple commercially successful medical devices Multiple commercially successful medical devices Multiple commercially successful medical devices Multiple commercially successful medical devices Multiple commercially successful medical devices

Obesity Almost 30% of the US population GastroEsophageal Reflux Disorder (GERD) Barrett's Esophagus Barrett's Esophagus Barrett's Esophagus Barrett's Esophagus Barrett's Esophagus

Jeffrey G. Spragens - Chief Executive Officer and President Founder and Business Manager of SafeStitch LLC; Former Founder and Director of North American Vaccine Corporation; Co-Founder and Director of Foundation for Peace; Co-Founder of Mint Management and Development Stewart B. Davis M.D. - Chief Operating Officer and Secretary Chief Operating Officer of SafeStitch LLC; Managing Partner and Medical Director of Parasol International; Former Asst. Medical Director of Innovia LLC, InnFocus LLC, InnoGraft LLC and InnCardia LLC Kenneth Block - Chief Financial Officer Chief Financial Officer of CTSC from 2005; Former Controller of Shadybrook Charter Corp., Sunrise Charter Management Corp. and Manhattan Leasing Enterprises Charles J. Filipi M.D. - Medical Director Founder and Medical Director of SafeStitch LLC; Professor of Surgery at Creighton University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society University School of Medicine; Former President of the American Hernia Society

Jane Hsiao Ph.D. - Chairman of the Board Jeffrey G. Spragens Charles J. Filipi M.D. Steven Rubin Executive Vice President of Opko Health, The Frost Group, Former Senior Vice President, General Counsel and Secretary of IVAX Richard Pfenniger, Jr. CEO and President of Continucare Corporation Kevin Wayne Associate Professor of Business Administration at Rivier College, Co-founder and Former Vice President of Onux Medical, Inc Kenneth Heithoff M.D. Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging Founder and Director of Center for Diagnostic Imaging

Richard Rothstein M.D. Dartmouth University; World Renowned Gastroenterologist and Expert in GERD, Barrett's Esophagus and NOTES Raul Rosenthal M.D. Cleveland Clinic; World Renowned Bariatric Surgeon Lee Swanstrom M.D. Oregon Clinic; World Renowned Laparoscopic and Endoscopic Surgeon; First Surgeon to perform Transoral NOTES Cholecystectomy in the US Glen Lehman M.D. Indiana University; World Renowned Gastroenterologist and Expert in Endoscopic GERD Treatment and ERCP Tom DeMeester M.D. University of Southern California (Chairman of Surgery); World Renowned Esophageal Surgeon and Expert in Barrett's Esophagus Parviz Amid M.D. UCLA; World Renowned Inguinal Hernia Surgeon; Popularized Lichtenstein repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world) repair (most common procedure in the world)

September 4, 2007 - SafeStitch LLC closed share exchange with Cellular Technical Services Company (OTCBB: CTSC) Well funded and access to additional funds Strong pipeline of products Some products to launch in 2008, others in clinical trials in 2008 Strong relationship with Creighton University Strong relationship with Creighton University Strong relationship with Creighton University Strong relationship with Creighton University Strong relationship with Creighton University Strong relationship with Creighton University Strong relationship with Creighton University Strong relationship with Creighton University Strong relationship with Creighton University

No Data 15%-19% 20%-24% ^25% (*BMI ^30, or ~ 30 lbs overweight for 5' 4" person) (*BMI ^30, or ~ 30 lbs overweight for 5' 4" person)

Linked to heart disease, diabetes and many more diseases Procedures for obese patients have become household names All involve abdominally surgery High risk patients, with high morbidity and mortality for these procedures Currently, 350,000 - 400,000 bariatric procedures are performed Worldwide, each year Procedures cost $15,000 to $70,000 Procedures cost $15,000 to $70,000 Procedures cost $15,000 to $70,000 Procedures cost $15,000 to $70,000 Procedures cost $15,000 to $70,000 Procedures cost $15,000 to $70,000 Procedures cost $15,000 to $70,000 Procedures cost $15,000 to $70,000 Procedures cost $15,000 to $70,000 Procedures cost $15,000 to $70,000 Procedures cost $15,000 to $70,000 Procedures cost $15,000 to $70,000

Advantages: Outpatient procedure Safer Faster recovery Durability of effect Significant cost reduction Clinical Trials to begin in 2008 (First Quarter)

GastroEsophageal Reflux Disorder Heartburn, indigestion Multibillion market in pharmaceuticals alone GERD can lead to Barrett's Esophagus, which may lead to cancer 200,00 to 250,000 GERD procedures are currently performed Worldwide, each year currently performed Worldwide, each year currently performed Worldwide, each year currently performed Worldwide, each year currently performed Worldwide, each year currently performed Worldwide, each year currently performed Worldwide, each year currently performed Worldwide, each year

Same device Advantages: Outpatient procedure Safer Easier and Quicker Durability of effect Significant cost reduction Clinical Trials to begin in 2008 (First Quarter)

One device, two procedures Obesity and GERD Procedure Obesity and GERD Procedure Obesity and GERD Procedure

For treatment and diagnosis of Barrett's Esophagus Condition in which the esophagus changes so that some of its lining is replaced by a type of tissue similar to that normally found in the intestine, intestinal metaplasia GERD is most common cause May lead to esophageal cancer Conservatively, ~11 million patients Worldwide Worldwide Worldwide Worldwide Worldwide Worldwide Worldwide Worldwide Worldwide Worldwide Worldwide

Advantages: Large piece of tissue excised; can be sent for histology Clean margins Easier and Quicker Cost reduction Clinical Trials to begin in 2008 begin in 2008 begin in 2008 begin in 2008 begin in 2008 begin in 2008 begin in 2008 begin in 2008 begin in 2008 begin in 2008

Intraluminal Gastroplasty Device For Obesity For GERD Barrett's Excision and Ablation Device SMART Dilator Standard Bite Block Airway Bite Block T Fastener Novel Surgical Fasteners Novel Devices for Natural Orifice Transluminal Endoscopic Surgery (NOTES) Endoscopic Surgery (NOTES) Endoscopic Surgery (NOTES) Endoscopic Surgery (NOTES) Endoscopic Surgery (NOTES) Endoscopic Surgery (NOTES) Endoscopic Surgery (NOTES) Endoscopic Surgery (NOTES) Endoscopic Surgery (NOTES) Endoscopic Surgery (NOTES) Endoscopic Surgery (NOTES) Endoscopic Surgery (NOTES)

800,000 dilations of esophageal strictures are performed annually in the U.S.; ~2 million Worldwide Disposable: other disposable dilators sell for $150 - $250 Perforation Rate: ~1.1% Important Features Visual feedback force gauge handle Tapered tip Endoscope channel through entire device 510(k) FDA approval anticipated 2008 (Second Quarter); no clinical data necessary IRB approved clinical evaluation to begin by end of Nov. 2007

Approximately 18 - 20M upper endoscopies done per year Worldwide and all procedures need bite blocks to prevent injury to endoscopes and the patients' teeth Class I, 510(k) exempt device Advantages: Harder to expel from mouth Softer material Superior crush resistance Larger working inner diameter Clinical evaluation to begin by end of Nov. 2007 and marketing plans are being developed and marketing plans are being developed and marketing plans are being developed and marketing plans are being developed and marketing plans are being developed and marketing plans are being developed and marketing plans are being developed and marketing plans are being developed and marketing plans are being developed and marketing plans are being developed and marketing plans are being developed and marketing plans are being developed and marketing plans are being developed

Approximately 5M upper endoscopies done per year Worldwide, on obese patients The majority of these patients have airway problems during procedure, which require some intervention Class I, 510(k) exempt device Advantages: Novel design integrating Standard Bite Block and Oral-Pharyngeal airway Softer Material Superior crush resistance Larger working inner diameter IRB approved clinical evaluation to begin by end of Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed Nov. 2007 and marketing plans are being developed

T Fastener For Upper GI Bleeding and closing gastrotomies following NOTES T Fastener can be placed using multi-firing endoscopic device High mortality rate due to Upper GI bleeding Needs to be treated quickly and effectively Novel Surgical Fasteners Can be used for Hernia repair and other surgical procedures Fastener is being developed with Parviz Amid MD Novel Devices for NOTES Magnetic Gall Bladder retractor Fastener for closing gastrotomies following NOTES Novel NOTES access platforms

Large, important and growing markets Obesity, GERD and Barrett's Multibillion markets, currently Unique devices Outpatient and minimally invasive Reduce cost to society from obesity and obesity-related diseases obesity-related diseases obesity-related diseases obesity-related diseases obesity-related diseases obesity-related diseases obesity-related diseases obesity-related diseases OTCBB: CTSC

Endoscopic and Minimally Invasive Surgical Devices Contact: Stewart B. Davis M.D. Chief Operating Officer 4400 Biscayne Boulevard Suite 980 Miami, FL 33137 (305) 575-4145 (305) 575-4130 Fax sbdavis@safestitch.com sbdavis@safestitch.com sbdavis@safestitch.com sbdavis@safestitch.com sbdavis@safestitch.com sbdavis@safestitch.com sbdavis@safestitch.com sbdavis@safestitch.com sbdavis@safestitch.com sbdavis@safestitch.com sbdavis@safestitch.com sbdavis@safestitch.com OTCBB: CTSC